Exhibit 10.17

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 3, 2021, is among Vintage Wine Estates, Inc., a California corporation (“Parent”), Patrick A. Roney in his capacity as the Roney Representative and the parties listed as Investors on the signature pages hereto (collectively, the “Investors”).

RECITALS

A.  The Investors own shares of Series A Stock of Parent (the “Series A Stock”).

B.  Parent and the Investors desire to enter into this Agreement to govern the rights of the Investors to cause Parent to register shares of the Series A Stock owned by the Investors in the event that the Closing as defined in and contemplated by the Transaction Agreement (as defined in Annex A hereto) does not occur.

NOW, THEREFORE, the Parties agree as follows:

ARTICLE I  REGISTRATION RIGHTS

1.1          Demand Registration.

(a)           Request.  At any time after the Effective Date, any Major Investor holding not less than 10% of the Registrable Securities held by all Investors (a “Demanding Investor”) may make a written request to Parent for the Registration with the SEC under the U.S. Securities Act of all or part of such Demanding Investor’s Registrable Securities, which request will specify the number of shares of Registrable Securities to be disposed of by such Demanding Investor and the proposed plan of distribution therefor.  Upon the receipt of any request for Registration pursuant to this Section 1.1(a), Parent will promptly notify the other Investors of the receipt of such request.  Upon the receipt of any request for Registration made in accordance with the terms of this Section 1.1(a), Parent will use its reasonable best efforts to effect, at the earliest practicable date, such Registration under the U.S. Securities Act of:

(i)            the Registrable Securities that Parent has been so requested to Register by the Demanding Investor, and

(ii)           all Registrable Securities that Parent has been requested to Register by the other Investors pursuant to a written request given to Parent within 15 days after the giving of written notice by Parent to such other Investors of the request by the Demanding Investor;

all to the extent necessary to permit the disposition (in accordance with Section 1.1(b)) of the Registrable Securities so to be Registered; provided that,

(A)          Parent will not be required to effect more than a total of six demand Registrations pursuant to this Section 1.1(a) for the Investors;

(B)          if the intended method of distribution is an underwritten public offering, then Parent will not be required to effect such Registration pursuant to this Section 1.1(a) unless such underwriting will be conducted on a “firm commitment” basis;

(C)          if Parent has previously effected a Registration pursuant to this Section 1.1(a) or has previously effected a Registration of which notice has been given to the Investors pursuant to Section 1.2 or Section 1.3, then Parent will not be required to effect any Registration pursuant to this Section 1.1(a) until a period of 180 days will have elapsed from the date on which such previous Registration ceased to be effective;

(D)          any Investor whose Registrable Securities were to be included in any such Registration pursuant to this Section 1.1(a), by written notice to Parent, may withdraw such request and, on Parent’s receipt of notice of such withdrawal with respect to a number of shares of Registrable Securities such that the Investor that has not elected to withdraw does not hold, in the aggregate, the requisite amount of shares of Registrable Securities to require or initiate a request for a Registration under clause (E) of this Section 1.1(a), Parent will not be required to effect such Registration; provided that, if the Investor that has elected to withdraw its request for Registration agrees to pay the Expenses related to such Registration, then the request for Registration will not be counted for purposes of determining the number of Registrations to which such Investor is entitled pursuant to this Section 1.1(a); and

(E)           Parent will not be required to effect any Registration to be effected pursuant to this Section 1.1(a) unless the shares of Registrable Securities proposed to be sold in such Registration have an aggregate price (calculated based upon the Market Price of such shares of Registrable Securities as of the date of such request) of at least $10,000,000.

(b)           Registration Statement Form.  Registrations under Section 1.1(a) will be on Form S-1 or, if permitted by law, Form S-3 (or, in either case, any successor forms thereto) and will permit the disposition of the Registrable Securities pursuant to an underwritten offering unless the Demanding Investor determines otherwise, in which case pursuant to the method of disposition determined by such Demanding Investor.

(c)           Effective Registration Statement.  A Registration requested pursuant to Section 1.1(a) will not be deemed to have been effected:

(i)            unless a registration statement with respect thereto has been declared effective by the SEC and remains effective in compliance with the provisions of the U.S. Securities Act and the laws of any state or other jurisdiction applicable to the disposition of the shares of Registrable Securities covered by such registration statement until such time as all of such shares of Registrable

Securities have been disposed of in accordance with such registration statement or there ceases to be any shares of Registrable Securities;

(ii)           if, after it has become effective, such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental entity or court for any reason other than a violation of applicable law solely by the Demanding Investor, and such Registration has not thereafter again become effective; or

(iii)          if, in the case of an underwritten offering, the conditions to closing specified in an underwriting agreement to which Parent is a party are not satisfied or waived other than by reason of any breach or failure by the Demanding Investor.

Any holder of Registrable Securities to be included in a registration statement may at any time withdraw a request for registration made pursuant to Section 1.1(a) in accordance with Section 1.1(a)(ii)(D).

(d)           Selection of Underwriters.  The managing underwriter of each underwritten offering, if any, of Registrable Securities to be Registered pursuant to Section 1.1(a) will be a nationally recognized investment bank selected by agreement of Parent and the Selling Investor owning the largest number of shares of Registrable Securities to be Registered.

(e)           Priority in Requested Registration.  If a Registration under this Section 1.1 involves an underwritten public offering and the managing underwriter of such underwritten offering advises Parent in writing (with a copy to each Selling Investor requesting that Registrable Securities be included in such registration statement) that, in such underwriter’s opinion, the number of shares of Registrable Securities requested to be included in such Registration exceeds the number of such securities that can be sold in such offering within a price range that is acceptable to the Selling Investor owning the largest number of shares of Registrable Securities requested to be included in such Registration, as stated by such Selling Investor to such managing underwriter, then Parent will include in such registration, to the extent of the number and type of securities that Parent is advised can be sold in such offering, the following:  (i) first, all shares of Registrable Securities requested to be Registered and sold for the account of the Demanding Investor; (ii) second, any shares of Registrable Securities that the other Selling Investors have requested be included in such Registration pursuant to Section 1.1(a), (iii) third, any securities to be Registered and sold for the account of Parent, and (iv) fourth, other securities requested to Registered, if any.

1.2          Shelf Registration.

(a)           Registration Statement Covering Resale of Registrable Securities.  Parent will prepare and file or cause to be prepared and filed with the SEC, no later 45 days following the date that Parent becomes eligible to use Form S-3 or its successor form (the “S-3 Eligibility Date”), a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 of the U.S. Securities Act Registering the resale from time to time by Investors of all of the Registrable Securities then held by or then issuable to Investors that are not covered by an effective registration statement on the S-3 Eligibility Date (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement will be on Form S-3 or another appropriate form permitting Registration of such Registrable Securities for resale by such Investors. Parent will use reasonable best efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing, and once effective, to keep the Resale Shelf Registration Statement continuously effective under the U.S. Securities Act at all times until the expiration of the Effectiveness Period.

(b)           Notification of Effectiveness.  Parent will notify the Investors in writing of the effectiveness of the Resale Shelf Registration Statement.

(c)           SEC Limitations.  Notwithstanding the Registration obligations set forth in this Section 1.2 and Section 1.5, in the event the SEC informs Parent that, as a result of the application of Rule 415, not all of the Registrable Securities can be Registered for resale as a secondary offering on a single registration statement, then Parent agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Resale Shelf Registration Statement as required by the SEC and/or (ii) withdraw the Resale Shelf Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be Registered by the SEC on Form S-3 or such other form available to Register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, Parent will be obligated to use its commercially reasonable efforts to advocate with the SEC for the Registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff (the “SEC Guidance”), including the Manual of Publicly Available Telephone Interpretations D.29. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be Registered on a particular registration statement as a secondary offering (and notwithstanding that Parent used diligent efforts to advocate with the SEC for the Registration of all or a greater number of Registrable Securities), then, unless otherwise directed in writing by a holder to further limit its Registrable Securities to be included in such registration statement, the number of securities to be Registered on such registration statement will be reduced pro rata in accordance with the number of shares of Registrable Securities that each Investor has requested be included in such registration statement, regardless of the number of shares of Registrable Securities, subject to a determination by the SEC that certain Investors must be reduced first based on the number of Registrable Securities held by such Investors. In the event that Parent amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clause (i) or (ii) above, Parent will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to Parent or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to Register for resale those Registrable Securities that were not

Registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

(d)           Takedown.

(i)            If Parent receives a request from the holders of Registrable Securities with an estimated market value of at least $1,000,000 (the requesting holder(s) will be referred to herein as the “Requesting Holder”) that Parent effect the Underwritten Takedown of all or any portion of the Requesting Holder’s Registrable Securities, and specifying the intended method of disposition thereof, then Parent will promptly give notice of such requested Underwritten Takedown (each such request will be referred to herein as a “Demand Takedown”) at least 10 Business Days prior to the anticipated filing date of the prospectus or supplement relating to such Demand Takedown to the other Investors and thereupon will use its reasonable best efforts to effect, as expeditiously as possible, the offering in such Underwritten Takedown of, (i) subject to the restrictions set forth in Section 1.6(b)(i), all Registrable Securities for which the Requesting Holder has requested such offering under Section 1.2(a), and (ii) subject to the restrictions set forth in Section 1.6(b)(i), all other Registrable Securities that any Selling Investors have requested Parent to offer by request received by Parent within seven Business Days after such holders receive Parent’s notice of the Demand Takedown, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be offered.  Promptly after the expiration of such seven-Business Day-period, Parent will notify all Selling Investors of the identities of the other Selling Investors and the number of shares of Registrable Securities requested to be included therein.

(ii)           Parent will only be required to effectuate two Underwritten Takedowns within any six-month period.

(iii)          If the managing underwriter in an Underwritten Takedown advises Parent and the Requesting Holder that, in its view, the number of shares of Registrable Securities requested to be included in such underwritten offering exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold, then the shares included in such Underwritten Takedown will be reduced in accordance with the process and priority set forth in Section 1.6(b)(i).

(iv)          Registrations effected pursuant to this Section 1.2 will be counted as demand Registrations effected pursuant to Section 1.1.

(v)           Selection of Underwriters.  The managing underwriter of each underwritten offering, if any, of Registrable Securities to be Registered pursuant to Section 1.2(a) will be a nationally-recognized investment bank selected by agreement of Parent and the Selling Investor owning the largest number of shares of Registrable Securities to be Registered.

1.3          Piggyback Registration.

(a)           After the Effective Date, if Parent proposes to Register any of its securities under the U.S. Securities Act by Registration on any form other than Form S-4 or Form S-8 (or any successor or similar form(s)), whether pursuant to Registration rights granted to other holders of its securities or for sale for its own account, then it will give prompt written notice to each Investor of its intention to do so and of such Investors’ rights under this Section 1.3, which notice, in any event, will be given at least 30 days prior to such proposed Registration.  Upon the written request of an Investor that holds Registrable Securities (a “Piggyback Requesting Investor”) made within 15 days after such Investor’s receipt of any such notice from Parent, which request will specify the Registrable Securities intended to be disposed of by such Piggyback Requesting Investor, Parent will, subject to Section 1.6(b), effect the Registration under the U.S. Securities Act of all Registrable Securities that Parent has been so requested to Register by the Piggyback Requesting Investors; provided that:

(i)            prior to the effective date of the registration statement filed in connection with such Registration and promptly following receipt of notification by Parent from the managing underwriter (if an underwritten offering) of the price at which such securities are to be sold, Parent will advise each Piggyback Requesting Investor of such price, and such Piggyback Requesting Investor will then have the right, exercisable in its sole discretion by delivery of written notice to Parent within five Business Days of such Piggyback Requesting Investor being advised of such price, irrevocably to withdraw its request to have its Registrable Securities included in such registration statement, without prejudice to the rights of any holder or holders of Registrable Securities to include Registrable Securities in any future Registration (or Registrations) pursuant to this Section 1.3 or to cause such Registration to be effected as a Registration under Section 1.1(a), as the case may be;

(ii)           if at any time after giving written notice of its intention to Register any securities and prior to the effective date of the registration statement filed in connection with such Registration, Parent determines for any reason not to Register or to delay Registration of such securities, then Parent may, at its election, give written notice of such determination to each Piggyback Requesting Investor and (A) in the case of a determination not to Register, will be relieved of its obligation to Register any Registrable Securities in connection with such Registration (but not from any obligation of Parent to pay the Expenses in connection therewith), without prejudice, however, to the rights of any Investor to include Registrable Securities in any future Registration (or Registrations) pursuant to this Section 1.3 or to cause such Registration to be effected as a Registration under Section 1.1(a), as the case may be, and (B) in the case of a determination to delay Registering, will be permitted to delay Registering any Registrable Securities for the same period as the delay in Registering such other securities; and

(iii)          if such Registration was initiated by Parent for its own account and involves an underwritten offering, then each Piggyback Requesting Investor will sell its Registrable Securities on the same terms and conditions as those that apply to Parent, and the managing underwriter of each such underwritten public offering will be a nationally-recognized investment bank selected by Parent.

(b)           No registration effected under this Section 1.3 will relieve Parent of its obligation to effect any demand Registration under Section 1.1(a), and no registration effected pursuant to this Section 1.3 will be deemed to have been effected pursuant to Section 1.1(a).

1.4          Expenses.  Parent will pay all Expenses in connection with any Registration initiated pursuant to Section 1.1(a) or Section 1.2, whether or not such Registration ultimately becomes effective or all or any portion of the Registrable Securities originally requested to be included in such Registration is ultimately included in such registration.

1.5          Registration Procedures.

(a)           Obligations of Parent.  Whenever Parent is required to effect any Registration under the U.S. Securities Act as provided in Section 1.1(a), Section 1.2 and Section 1.3, Parent will, as expeditiously as possible:

(i)            prepare and file with the SEC (which filing will, in the case of any Registration pursuant to Section 1.1(a), be made on or before the date that is 90 days after the receipt by Parent of the written request from the relevant Demanding Investor) the requisite registration statement to effect such registration and thereafter use its reasonable best efforts to cause such registration statement to become and remain effective; provided, however, that Parent may discontinue any Registration of its securities other than shares of Registrable Securities (and, under the circumstances specified in Section 1.8(b), its securities that are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

(ii)           prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the U.S. Securities Act and the U.S. Exchange Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the plan of distribution disclosed in such registration statement (the “Effectiveness Period”);

(iii)          furnish to each Selling Investor and each underwriter, if any, the number of copies reasonably requested by such Selling Investor or underwriter of (A) such drafts and final conformed versions of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and any documents incorporated by reference), (B) such drafts and final versions of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the U.S. Securities Act, in conformity with the requirements of the U.S. Securities Act, and (C) such other documents as such Selling Investor or underwriter may reasonably request in writing;

(iv)          use its reasonable best efforts to (A) Register or qualify all Registrable Securities and other securities, if any, covered by such registration statement under such securities laws (or “blue sky” laws) of such states or other jurisdictions within the United States as the Selling Investors reasonably request in writing, (B) keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and (C) take any other action that may be necessary or reasonably advisable to enable such Selling Investors to consummate the disposition in such jurisdictions of the securities to be sold by such Selling Investors, except that Parent will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not (but for the requirements of this subsection) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(v)           use its reasonable best efforts to cause all Registrable Securities and other securities, if any, covered by such registration statement to be Registered with or approved by such other governmental entity as may be necessary in the opinion of counsel to Parent and counsel to the Selling Investors to enable the Selling Investors to consummate the disposition of such Registrable Securities;

(vi)          use its reasonable best efforts to obtain and, if obtained, furnish to each Selling Investor, and each such Selling Investor’s underwriters, if any, (A) a signed opinion of counsel for Parent, dated the effective date of such registration statement (and, if such Registration involves an underwritten offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters), reasonably satisfactory (based on the customary form and substance of opinions of issuers’ counsel customarily given in such offerings) in form and substance to such Selling Investor, and (B) a “cold comfort” letter, dated the effective date of such registration statement (and, if such Registration involves an underwritten offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters) and signed by the independent Registered public accounting firm that has certified Parent’s financial statements included or incorporated by reference in such registration statement, reasonably satisfactory (based on the customary form and substance of “cold comfort” letters of issuers’ independent Registered public accounting firms customarily given in such offerings) in form and substance to such Selling Investor, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the independent Registered public accounting firm’s comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuers’ counsel and in independent Registered public accounting firms’ comfort letters delivered to underwriters in underwritten public offerings of securities;

(vii)         (A) notify each Selling Investor and seller of any other securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the U.S. Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and (B) at the written request of any such Selling Investor or any seller of other securities, promptly prepare and furnish to such Selling Investor a reasonable number of copies of a supplement to or an amendment of such prospectus so that, as thereafter delivered to the purchasers of such securities, such prospectus, as supplemented or amended, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(viii)        use its reasonable best efforts to obtain the withdrawal at the earliest possible moment of any order suspending the effectiveness of a registration statement relating to the Registrable Securities;

(ix)          make available to its security holders, as soon as reasonably practicable, an earning statement covering a period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earning statement will satisfy the provisions of Section 11(a) of the U.S. Securities Act and Rule 158 promulgated thereunder, and furnish to each Selling Investor and to the managing underwriter, if any, at least 10 days prior to the filing thereof a copy of any amendment or supplement to any registration statement or prospectus containing such earning statement;

(x)           otherwise comply with all applicable rules and regulations of the SEC and any other governmental entity having jurisdiction over the offering;

(xi)          if the Series A Stock is then listed on a national securities exchange, use its reasonable best efforts to cause all Registrable Securities covered by a registration statement to be listed on such exchange;

(xii)         provide a transfer agent and registrar for the Registrable Securities covered by a registration statement no later than the effective date thereof;

(xiii)        enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the Investor holding the largest number of shares of Registrable Securities covered by such registration statement reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification;

(xiv)        if requested by the managing underwriter(s) or the Selling Investor holding the largest number of shares of Registrable Securities being sold in connection with an underwritten offering, promptly (A) incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter(s) and such Investor agree should be included therein relating to the plan of distribution with respect to such Registrable Securities (including information with respect to the number of shares of Registrable Securities being sold to such underwriters and the purchase price being paid therefor by such underwriters) and relating to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and (B) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and

(xv)         cooperate with the Selling Investors and the managing underwriter, if any, (A) to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold that do not bear any restrictive legends and (B) to enable such Registrable Securities to be in such share amounts and Registered in such names as the managing underwriter or, if none, the Selling Investor holding the largest number of shares of Registrable Securities being sold, may request at least three Business Days prior to any sale of Registrable Securities.

(b)           Delivery of Investor Information.  As a condition to the obligations of Parent to complete any Registration pursuant to this Agreement with respect to the Registrable Securities of an Investor, such Investor must furnish to Parent in writing such information (the “Investor Information”) regarding itself, the Registrable Securities held by it and the intended methods of disposition of the Registrable Securities held by it as are necessary to effect the Registration of such Investor’s Registrable Securities and as may be reasonably requested in writing by Parent.  At least 30 days prior to the first anticipated filing date of a registration statement for any Registration under this Agreement, Parent will notify in writing each Investor of the Investor Information that Parent is requesting from that Investor, whether or not such Investor has elected to have any of its Registrable Securities included in the registration statement.  If within ten days prior to the anticipated filing date Parent has not received the requested Investor Information from an Investor, then Parent may file the registration statement without including Registrable Securities of that Investor.

(c)           Prospectus Distribution.  Each Investor agrees that, as of the date that a final prospectus is made available to it for distribution to prospective purchasers of Registrable Securities, such Investor will cease to distribute copies of any preliminary prospectus prepared in connection with the offer and sale of such Registrable Securities.  Each Investor further agrees that, upon receipt of any notice from Parent of the happening of any event of the kind described in Section 1.5(a)(vii), such Investor will discontinue such Investor’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.5(a)(vii) and, if so directed by Parent, will deliver to Parent (at Parent’s expense) all copies, other than permanent file copies, then in such Investor’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.  If any event of the kind described in Section 1.5(a)(vii), occurs and such event is the fault solely of an Investor or Investors due to the inaccuracy of the Investor Information provided by such Investor(s) for inclusion in the registration statement, then such Investor (or Investors) will pay all Expenses attributable to the preparation, filing and delivery of any supplemented or amended prospectus contemplated by Section 1.5(a)(vii).

1.6          Underwritten Offerings.

(a)           Requested Underwritten Offerings.  If requested by the underwriters in connection with a request for a Registration under Section 1.1(a) that is a firm commitment underwritten offering, then Parent and each Selling Investor will enter into a firm commitment underwriting agreement with such underwriters for such offering, such agreement to (i) be reasonably satisfactory in substance and form to Parent and the Selling Investor owning the largest number of shares of Registrable Securities to be included in such Registration and (ii) contain such representations and warranties by Parent and each Selling Investor and such other terms as are customary in agreements of that type, including indemnification and contribution to the effect and to the extent provided in Section 1.9.

(b)           Piggyback Underwritten Offerings; Priority.

(i)            If Parent proposes to Register any of its securities under the U.S. Securities Act for its own account as contemplated by Section 1.2 and such securities are to be distributed by or through one or more underwriters, and if the managing underwriter of such underwritten offering advises Parent in writing (with a copy to the Piggyback Requesting Investors) that if all shares of Registrable Securities requested to be included in such Registration were so included, in such underwriter’s opinion, the number and type of securities proposed to be included in such Registration would exceed the number and type of securities that could be sold in such offering within a price range acceptable to Parent (such writing to state the basis for the underwriter’s opinion and the approximate number and type of securities that may be included in such offering without such effect), then Parent will include in such Registration pursuant to Section 1.2, to the extent of the number and type of securities that Parent is so advised can be sold in such offering, (A) first, securities that Parent proposes to issue and sell for its own account, (B) second, shares of Registrable Securities requested to be Registered by Piggyback Requesting Investors pursuant to

Section 1.2, pro rata among the Piggyback Requesting Investors on the basis of the number of shares of Registrable Securities requested to be Registered by all such Piggyback Requesting Investors, and (C) third, other securities, if any.

(ii)           Any Investor may withdraw its request to have all or any portion of its Registrable Securities included in any such offering by notice to Parent within 10 days after receipt of a copy of a notice from the managing underwriter pursuant to this Section 1.6(b).

(c)           Investors to be Parties to Underwriting Agreement.  The holders of Registrable Securities to be distributed by underwriters in an underwritten offering contemplated by Section 1.6(b) will be parties to the underwriting agreement between Parent and such underwriters, and any such Investor, at its option, may reasonably require that any or all of the representations and warranties by, and the other agreements on the part of, Parent to and for the benefit of such underwriters will also be made to and for the benefit of such Investor and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Investor.  Neither such Investor nor any of its Affiliates will be required to make any representations or warranties to or agreements with Parent or the underwriters other than representations, warranties or agreements regarding such Investor or Affiliate, such holder’s shares of Registrable Securities and such holder’s intended plan of distribution.

(d)           Holdback Agreements.

(i)            Each Investor agrees, unless otherwise agreed to by the managing underwriter for any underwritten offering pursuant to this Agreement, not to effect any sale or distribution of any equity securities of Parent or securities convertible into or exchangeable or exercisable for equity securities of Parent, including any sale under Rule 144 under the U.S. Securities Act, during the 10 days prior to the date on which an underwritten Registration of Registrable Securities pursuant to Section 1.1 or Section 1.2 has become effective and until 90 days after the effective date of such underwritten registration, except as part of such underwritten Registration or to the extent that such Investor is prohibited by applicable law from agreeing to withhold securities from sale or is acting in its capacity as a fiduciary or an investment adviser.  Without limiting the scope of the term “fiduciary,” a holder will be deemed to be acting as a fiduciary or an investment adviser if its actions or the securities proposed to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended, or if such securities are held in a separate account under applicable insurance law or regulation.

(ii)           Parent agrees not to effect any public offering or distribution of any equity securities of Parent, or securities convertible into or exchangeable or exercisable for equity securities of Parent, during the 10 days prior to the date on which any underwritten Registration pursuant to Section 1.1(a) or Section 1.2 has become effective and until 90 days after the effective date of such underwritten registration, except as part of such underwritten registration.

(iii)          The foregoing restrictions are in addition to any share holdback agreements to which an Investor is party.

1.7          Preparation: Reasonable Investigation.

(a)           Registration Statements.  In connection with the preparation and filing of each registration statement under the U.S. Securities Act pursuant to this Agreement, Parent will (i) give representatives (designated to Parent in writing) of each Selling Investor, the underwriters, if any, and one firm of counsel, one firm of accountants and one firm of other agents retained on behalf of all underwriters and one firm of counsel, one firm of accountants and one firm of other agents retained on behalf of the Selling Investors (as a group), the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, (ii) upon reasonable advance notice to Parent, give each of them such reasonable access to all financial and other records, corporate documents and properties of Parent and its subsidiaries as necessary, in the reasonable opinion of such Selling Investors’ and such underwriters’ counsel, to conduct a reasonable due diligence investigation for purposes of the U.S. Securities Act, and (iii) upon reasonable advance notice to Parent, provide such reasonable opportunities to discuss the business of Parent with Parent’s officers, directors and employees and the independent public accounting firm that has certified Parent’s financial statements as is necessary, in the reasonable opinion of such Selling Investors’ and such underwriters’ counsel, to conduct a reasonable due diligence investigation for purposes of the U.S. Securities Act.

(b)           Confidentiality.  Each Investor will maintain the confidentiality of any confidential information received from or otherwise made available by Parent to such Investor.  Information that (i) is or becomes available to an Investor from a public source other than as a result of a disclosure by such Investor or any of its Affiliates, (ii) is disclosed to an Investor by a third-party source that the Investor reasonably believes is not bound by an obligation of confidentiality to Parent, (iii) is or becomes required to be disclosed by an Investor by law, including by court order, or (iv) is independently developed by an Investor, will not be deemed to be confidential information for purposes of this Agreement.  No Investor will grant access, and Parent will not be required to grant access, to information under this Section 1.6 to any Person that will not agree to maintain the confidentiality (to the same extent an Investor is required to maintain confidentiality) of any confidential information received from or otherwise made available to such Investor by Parent under this Agreement.

1.8          Postponements.

(a)           Failure to File.  If Parent fails to file any registration statement to be filed pursuant to a request for Registration under Section 1.1(a), the Demanding Investor requesting such Registration will have the right to withdraw the request for registration.

Any such withdrawal must be made by giving written notice to Parent within 20 days after, in the case of a request pursuant to Section 1.1(a), the date on which a registration statement would otherwise have been required to have been filed with the SEC under Section 1.5(a)(i).  In the event of such withdrawal, the request for Registration will not be counted for purposes of determining the number of registrations to which the Investor is entitled pursuant to Section 1.1.  Parent will pay all Expenses incurred in connection with a request for Registration withdrawn pursuant to this paragraph.

(b)                                 Adverse Effect.  Parent will not be obligated to file any registration statement, or file any amendment or supplement to any registration statement, and may suspend any Selling Investor’s rights to make sales pursuant to any effective registration statement, at any time (but not to exceed two times in any 12-month period) Parent, in the good faith judgment of the Parent Board, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would adversely affect a pending or proposed public offering of Parent’s securities, a material financing, or a material acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or negotiations, discussions or pending proposals with respect thereto.  The filing of a registration statement, or any amendment or supplement thereto, by Parent cannot be deferred, and the Selling Investors’ rights to make sales pursuant to an effective registration statement cannot be suspended, pursuant to the provisions of the immediately preceding sentence for more than 10 days after the abandonment or consummation of any of the foregoing proposals or transactions or for more than 60 days after the date of the Parent Board’s determination referenced in such sentence.  If Parent suspends the Selling Investors’ rights to make sales pursuant hereto, the applicable Registration period will be extended by the number of days of such suspension.

1.9                               Indemnification.

(a)                                 By Parent.  In connection with any registration statement filed by Parent pursuant to Section 1.1 or Section 1.2, to the fullest extent permitted by law, Parent will and hereby agrees to indemnify and hold harmless (i) each Investor and seller of any Registrable Securities covered by such registration statement, (ii) each other Person who participates as an underwriter in the offering or sale of such securities, (iii) each other Person, if any, who controls (within the meaning of the U.S. Exchange Act) such Investor or seller or any such underwriter, and (iv) their respective shareholders, members, directors, officers, managers, employees, partners, agents and Affiliates (each, a “Parent Indemnitee”), in each case against any losses, claims, damages, liabilities (including actions or proceedings, whether commenced or threatened, in respect thereof, whether or not such indemnified party is a party thereto), joint or several, and expenses, including the reasonable fees, disbursements and other charges of legal counsel and reasonable costs of investigation, in each case to which such Parent Indemnitee may become subject under the U.S. Securities Act or otherwise (collectively, a “Loss” or “Losses”), to the extent such Losses arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were Registered or otherwise offered or sold under the U.S. Securities Act or otherwise, any preliminary prospectus, final prospectus or summary prospectus related thereto, or any amendment or supplement thereto, or any document incorporated by reference therein (collectively, “Offering Documents”), (B) any omission or alleged omission to state in such Offering Documents a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made not misleading, or (C) any violation by Parent of any federal or state law, rule or regulation applicable to Parent and relating to action required of or inaction by Parent in connection with any such registration; provided, however, that, Parent will not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Offering Documents in reliance upon and in conformity with information furnished to Parent in writing by or on behalf of such Parent Indemnitee stating that it is for use therein; and provided, further, that Parent will not be liable to any Person who participates as an underwriter in the offering or sale of shares of Registrable Securities, or who controls (within the meaning of the U.S. Exchange Act) such underwriter, in any such case to the extent that any such Loss arises out of such Person’s failure to send or give a copy of the final prospectus (including any documents incorporated by reference therein), as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus.  The foregoing indemnity will remain in full force and effect regardless of any investigation made by or on behalf of any Parent Indemnitee and will survive the transfer of such securities by such Parent Indemnitee.

(b)                                 By Investors and Sellers.  In connection with any registration statement filed by Parent pursuant to Section 1.1 or Section 1.2 in which an Investor has Registered for sale shares of Registrable Securities, each such Investor or seller of shares of Registrable Securities will, and hereby agrees to, indemnify and hold harmless to the fullest extent permitted by law (i) Parent and each of its directors, officers, employees, agents, Affiliates and each other Person, if any, who controls (within the meaning of the U.S. Exchange Act) Parent and (ii) each other seller and such other seller’s directors, officers, managers, agents and Affiliates (each, an “Investor Indemnitee”), in each case against all Losses to the extent such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Offering Document or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of circumstances in which they were made not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made by Parent in reliance upon and in conformity with information furnished to Parent in writing by or on behalf of such Investor or other seller of shares of Registrable Securities stating that it is for use therein; provided, however, that the liability of such indemnifying party under this Section 1.9(b) will be limited to the amount of the net proceeds (after giving effect to underwriting discounts and commissions) received by such indemnifying party in the sale of Registrable Securities giving rise to such liability.  The foregoing indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Investor Indemnitee and will survive the transfer of such securities by such indemnifying party.

(c)                                  Notice of Loss, Etc.  Promptly after receipt by an indemnified party of written notice of the commencement of any action or proceeding involving a Loss referred to in Section 1.9(a) or Section 1.9(b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; but the failure of any indemnified party to give notice as provided herein will not relieve the indemnifying party of its obligations under Section 1.9(a) or Section 1.9(b) except to the extent that the indemnifying party is materially and actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, (i) the indemnifying party will be entitled to participate in and, unless in the indemnified party’s reasonable judgment a conflict of interest exists between the indemnified and indemnifying parties in respect of such Loss, to assume and control the defense thereof, at its own expense, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to the indemnified party, and (ii) after its assumption of the defense thereof, the indemnifying party will not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, unless in the indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof.  No indemnifying party will be liable for any settlement of any such action or proceeding effected without the indemnifying party’s written consent, which will not be unreasonably withheld.  No indemnifying party will, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect of such Loss or which requires action on the part of the indemnified party or otherwise subjects the indemnified party to any obligation or restriction to which it would not otherwise be subject.

(d)                                 Contribution.  If the indemnification provided for in Section 1.9(a) or Section 1.9(b) are for any reason be unavailable in respect of any Loss, then, in lieu of the amount paid or payable under Section 1.9(a) or Section 1.9(b), the indemnified party and the indemnifying party under Section 1.9(a) or Section 1.9(b), as applicable, will contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating the same) (i) in such proportion as is appropriate to reflect the relative fault of Parent and the prospective sellers of Registrable Securities covered by the registration statement that resulted in such Loss with respect to the statements, omissions or action that resulted in such Loss, as well as any other relevant equitable considerations or (ii) if the allocation provided by the preceding clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits received by Parent, on the one hand, and such prospective sellers, on the other hand, from their sale of Registrable Securities; provided that, for purposes of this clause (ii), the relative benefits received by the prospective sellers will be deemed not to exceed the amount received by such sellers.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the U.S. Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The obligations, if any, of the Selling Investors to contribute as provided in this subsection (d) are not joint but are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement.  In addition, no Person will be obligated to contribute amounts under this Section 1.9(d) in payment for any settlement of any Loss effected without such Person’s consent, not to be unreasonably withheld, conditioned or delayed.

(e)                                  Other Indemnification.  Parent will, in connection with any registration statement filed by Parent pursuant to Section 1.1(a) or Section 1.2, and each Investor who has Registered for sale of Registrable Securities will, with respect to any required Registration or other qualification of securities under any federal or state law or regulation of any governmental entity other than the U.S. Securities Act, indemnify Investor Indemnitees and Parent Indemnitees, respectively, against Losses, or, to the extent that indemnification will be unavailable to an Investor Indemnitee or a Parent Indemnitee, contribute to the aggregate Losses of such Investor Indemnitee or Parent Indemnitee in a manner similar to that specified in the preceding subsections of this Section 1.9 (with appropriate modifications).

(f)                                   Indemnification Payments.  The indemnification and contribution required by this Section 1.9 will be made by periodic payments of the amount thereof during the course of any investigation or defense, as and when any Loss is incurred and is due and payable.

1.10                        Registration Rights to Others.  If Parent at any time hereafter provides to any holder of any securities of Parent rights with respect to the Registration of such securities under the U.S. Securities Act, then such rights must not be in conflict with or adversely affect any of the rights provided to the holders of Registrable Securities in, or conflict (in a manner that adversely affects holders of Registrable Securities) with any other provisions included in, this Agreement without the prior written consent of the Roney Representative.

1.11                        Adjustments Affecting Registrable Securities.  Without the written consent of each Investor, Parent will not affect or permit to occur any combination, subdivision or reclassification of Registrable Securities that would materially and adversely affect the ability of the Investors to include shares of such Registrable Securities in any Registration of Parent’s securities under the U.S. Securities Act or the marketability of such Registrable Securities under any such Registration or other offering.

1.12                        Rule 144 and Rule 144A.  Parent will take all actions reasonably necessary to enable the Investors to sell Registrable Securities without Registration under the U.S. Securities Act after the Effective Date within the limitation of the exemptions provided by (a) Rule 144 under the U.S. Securities Act, (b) Rule 144A under the U.S. Securities Act, or (c) any similar rules or regulations hereafter adopted by the SEC, including Parent’s filing on a timely basis all reports required to be filed under the U.S. Exchange Act.  Upon the written request of any Investor, Parent will deliver to such Investor a written statement as to Parent’s compliance with such requirements.

1.13                        Calculation of Registrable Securities.  For purposes of this Agreement, all references to a percentage or number of shares of Registrable Securities will be calculated based upon the number of shares of Registrable Securities, as the case may be, reported as outstanding in the last periodic report filed with the SEC at the time such calculation is made and will exclude any Registrable Securities owned by Parent or any subsidiary of Parent.

1.14                        Termination of Registration Rights.  Parent’s obligations under Section 1.1, Section 1.2 and Section 1.3 to Register Registrable Securities for sale under the U.S. Securities Act with respect to any Investor will terminate on the first date on which no shares of Registrable Securities are held by such Investor.

ARTICLE II  MISCELLANEOUS

2.1                               Modification or Amendment.  This Agreement may be amended and Parent may take action herein prohibited, or omit to perform any act herein required to be performed by it, if and only if Parent has obtained the prior written consent of each Major Investor who then holds at least 5% of the outstanding Series A Stock.

2.2                               Waiver.  The terms and provisions of this Agreement may be waived only by a written document executed by the Party or Parties granting such waiver.  Each such waiver will be effective only in the specific instance and for the purpose for which it was given, and will not constitute a continuing waiver.  No failure or delay by a Party to exercise any right, power or remedy under this Agreement, and no course of dealing among the Parties, will operate as a waiver of any such right, power or remedy of such Party.  All remedies hereunder are cumulative, and the election of any remedy by a Party will not constitute a waiver of the right of such Party to pursue other available remedies.

2.3                               Counterparts; Effectiveness.  This Agreement may be executed in any number of counterparts (including by pdf or other readable electronic format), each such counterpart being deemed to be an original instrument, with the same effect as if the signature thereto and hereto were upon the same instrument, and will become effective when one or more counterparts have been signed by each of the Parties and delivered (including by email or DocuSign) to the other Parties, and all such counterparts will together constitute one and the same agreement.  This Agreement will automatically terminate upon the Closing under, and as defined in, the Transaction Agreement.  Each Investor covenants and agrees with the other Investors to execute and deliver, at the Closing, a counterpart of the Investor Rights Agreement in substantially in the form attached to the Transaction Agreement as Exhibit C.

2.4                               Governing law; Venue; Waiver of Jury Trial.

(a)                                 This Agreement will be construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles that would result in the application of any law other than the law of the State of Delaware.

(b)                                 All actions arising out of or relating to this Agreement will be heard and determined in the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware).  The Parties (i) submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware) for the purpose of any action arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement and (ii) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such action, any claim that they are not subject personally to the jurisdiction of the above-named courts, that the property is exempt or immune from attachment or execution, that any such action is brought in an inconvenient forum, that the venue of such action is improper or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above-named courts.  Each of the Parties agrees that mailing of process or other papers in connection with any action or proceeding in the manner provided in Section 2.6 or such other manner as may be permitted by law will be valid and sufficient service of process.

(c)                                  EACH PARTY HEREBY IRREVOCABLY WAIVES, AND WILL CAUSE ITS SUBSIDIARIES AND AFFILIATES TO WAIVE, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS.

2.5                               Specific Performance.  The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions.  Subject to the other provisions of this Section 2.5, the Parties acknowledge and agree (and further agree not to take any contrary position in any litigation concerning this Agreement) that (a) the Parties will be entitled to an injunction or injunctions, specific performance or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof without proof of damages or otherwise, and that such relief may be sought in addition to and will not limit, diminish or otherwise impair, any other remedy to which they are entitled under this Agreement, (b) the provisions set forth herein are not intended to and do not adequately compensate for the harm that would result from a breach of this Agreement and will not be construed to limit, diminish or otherwise impair in any respect any Party’s right to specific enforcement, and (c) the right of specific enforcement is an integral part of this Agreement and without that right, none of Parties would have entered into this Agreement.  The Parties acknowledge and agree that any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 2.5 will not be required to provide any bond or other security in connection with any such order or injunction.

2.6                               Notices.  All notices, requests and other communications among the Parties will be in writing and will be deemed to have been duly given (a) when delivered in person, (b) when delivered by FedEx or other nationally recognized overnight delivery service, or (c) when delivered by email (so long as the sender of any such e-mail has not received an e-mail from the applicable server indicating a delivery failure) and promptly confirmed by delivery in person or by post or overnight courier as aforesaid in each case, according to the instructions set forth below, or to such other address or addresses as any such Party may from time to time designate to the others in writing.  Such notices will be deemed given: at the time of personal delivery, if delivered in person; one Business Day after being sent, if sent by reputable, overnight delivery service; and at the time sent (so long as the sender of any such e-mail has not received an e-mail from the applicable server indicating a delivery failure), if sent by email prior to 5:00 p.m. local time of the recipient on a Business Day; or on the next Business Day if sent by email after 5:00 p.m. local time of the recipient on a Business Day or on a non-Business Day. Such communications will be delivered:

(a)                                 If to Parent, then to:

Vintage Wine Estates, Inc.
937 Tahoe Boulevard
Incline Village, NV 89451
E-mail: pat@vintagewineestates.com

with copies (which shall not constitute notice) to:

Foley & Lardner LLP

321 North Clark Street, Suite 3000

Chicago, IL 60654

Attention: Patrick Daugherty

E-mail: pdaugherty@foley.com

(b)                                 If to the Roney Representative, then to:

Patrick A. Roney
[* * *]
[* * *]
E-mail: pat@vintagewineestates.com

(c)                                  If to a Roney Investor, then to such Investor (addressed by name) at:

[* * *]
[* * *]
Attention: Patrick A. Roney
E-mail: pat@vintagewineestates.com

(d)                                 If to a Rudd Investor, then to such Investor (addressed by name) at:

Leslie Rudd Investment Co.
2416 E. 37th Street North
Wichita, KS 67219
Attention: Darrell D. Swank
E-mail: Darrell.Swank@lrico.com

with copies (which shall not constitute notice) to:

Leslie Rudd Investment Co.
2416 E. 37th Street North
Wichita, KS 67219
Attention: Angie Gregory
E-mail: Angie.Gregory@lrico.com

(e)                                  If to a Sebastiani Investor, then to the person and at the place specified in the signature pages hereto.

(f)                                   If to the Wasatch Investor, then to the person and at the place specified in the signature pages hereto.

2.7                               Entire Agreement.  This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the Parties, with respect to the subject matter hereof. For avoidance of doubt, the Parties stipulate that the Other Agreements are ratified and confirmed and remain in effect among the parties thereto notwithstanding the execution and delivery of this Agreement.

2.8                               No Third-Party Beneficiaries.  The representations, warranties and covenants set forth herein are solely for the benefit of the Parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder.

2.9                               Severability.  The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, then (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

2.10                        Interpretation; Construction.

(a)                                 The headings herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.  Where a reference in this Agreement is made to a Section, such reference will be to a Section of this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.” All pronouns and all variations thereof will be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the Person may require.  Where a reference in this Agreement is made to any agreement (including this Agreement), contract, statute or regulation, such references are to, except as context may otherwise require, the agreement, contract, statute or regulation as amended, modified, supplemented, restated or replaced from time to time (in the case of an agreement or contract, to the extent permitted by the terms thereof); and to any section of any statute or regulation including any successor to the section and, in the case of any statute, any rules or regulations promulgated thereunder.  All references to “days” will be to calendar days unless otherwise indicated as a “Business Day.”

(b)                                 The Parties have participated jointly in negotiating and drafting this Agreement.  In the event that an ambiguity or a question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

2.11                        Assignment.  This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors, legal representatives and permitted assigns.  No Party may assign any of its rights or delegate any of its obligations under this Agreement, by operation of law or otherwise, without the prior written consent of Parent.  Any purported assignment in violation of this Agreement is void.

2.12                        Remedies.  This Agreement may only be enforced, and any claim or cause of action based upon, arising out of, or related to this Agreement may only be brought, against the entities that are expressly named as Parties and then only with respect to the representations, warranties, covenants or other obligations or agreements set forth herein with respect to such Party.

2.13                        Further Assurances.  Without further consideration, each Party will execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further actions as may be reasonably necessary or desirable to effect the transactions contemplated by this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

RONEY REPRESENTATIVE:

By:	/s/ Patrick A. Roney
Name:	Patrick A. Roney

PARENT:

VINTAGE WINE ESTATES, INC.

By:	/s/ Patrick A. Roney
Name:	Patrick A. Roney
Title:	Chief Executive Officer

INVESTORS:

MARITAL TRUST D UNDER THE LESLIE G. RUDD LIVING TRUST U/A/D MARCH 31, 1999

By:	/s/ Darrell D. Swank
Name:	Darrell D. Swank
Title:	Co-Trustee

By:	/s/ Steven Kay
Name:	Steven Kay
Title:	Co-Trustee

SLR NON-EXEMPT TRUST U/A/D APRIL 21, 2018

By:	/s/ Darrell D. Swank
Name:	Darrell D. Swank
Title:	Co-Trustee

By:	/s/ Steven Kay
Name:	Steven Kay
Title:	Co-Trustee

By:	/s/ Patrick A. Roney
Name:	Patrick A. Roney
Title:	Co-Trustee

PATRICK A. RONEY AND LAURA G. RONEY TRUST

By:	/s/ Patrick A. Roney
Name:	Patrick A. Roney
Title:	Trustee

By:	/s/ Laura G. Roney
Name:	Laura G. Roney
Title:	Trustee

SEAN RONEY

By:	/s/ Sean Roney
Name:	Sean Roney

SONOMA BRANDS II, L.P.

By:	/s/ Jonathan Sebastiani
Name:	Jonathan Sebastiani
Title:

SONOMA BRANDS II SELECT, L.P.

By:	/s/ Jonathan Sebastiani
Name:	Jonathan Sebastiani
Title:

SONOMA BRANDS VWE CO-INVEST, L.P.

By:	/s/ Jonathan Sebastiani
Name:	Jonathan Sebastiani
Title:

Notices:

Name:	Jon Sebastiani
Address:	117 W. Napa Ste., STE C Sonoma, CA 95476
Email:	Jon@sonomabrands.com

CASING & CO. F/B/O WASATCH MICROCAP FUND

By:	/s/ Dan Thurber
Name:	Dan Thurber
Title:	General Counsel

Notices:

Name:	Dan Thurber
Address:	505 Wakara Way, 3rd Floor Salt Lake City, UT 84108
Email:	dthurber@wasatchglobal.com

Annex A

Definitions

The following capitalized terms used herein have the following meanings:

“Affiliate” means, when used with respect to any Person, any other Person who is an “affiliate” of that Person within the meaning of Rule 405 promulgated under the U.S. Securities Act.

“Agreement” is defined in the Preamble.

“Business Day” means any day ending at 11:59 p.m. (Eastern Time) other than a Saturday or Sunday or other day on which banks are required or authorized to close in the City of New York.

“Closing” means the meaning given to it in the Transaction Agreement.

“Demand Takedown” is defined in Section 1.2(d)(i).

“Effective Date” means that date which is 180 days after the Registration of the IPO.

“Effectiveness Period” is defined in Section 1.5(a)(ii).

“Expenses” means all expenses incurred by Parent incident to Parent’s performance of or compliance with its obligations under this Agreement, including (a) all registration, filing and listing fees, (b) all fees, disbursements and other charges of counsel for Parent and of its independent registered public accounting firm, including the expenses incurred in connection with “cold comfort” letters required by or incident to such performance and compliance, and (c) all fees and expenses of other Persons retained by Parent, but excluding underwriting discounts and commissions and applicable transfer taxes, if any, which discounts, commissions and transfer taxes will be borne by the seller or sellers of Registrable Securities in all cases, along with all other expenses incurred by them except for the fees and expenses of one law firm engaged to represent all such Selling Investors.

“Form S-1” means a registration statement on Form S-1.

“Form S-3” means a registration statement on Form S-3 or any similar short-form registration that may be available at such time.

“Form S-4” means a registration statement on Form S-4.

“Investors” is defined in the Preamble.

“Investor Indemnitee” is defined in Section 1.9(b).

“Investor Information” is defined in Section 1.5(b).

“IPO” means the Parent’s first underwritten public offering of its Series A Stock under the Securities Act.

“Loss” is defined in Section 1.9(a).

“Major Investors” means the Sebastiani Investors, the Roney Investors, the Rudd Investors and the Wasatch Investor.

“Market Price” means, on any date of determination, the average of the daily closing price of the Registrable Securities during the immediately preceding 30 days on which the national securities exchanges are open for trading.

“New Registration Statement” is defined in Section 1.2(c).

“Offering Documents” is defined in Section 1.9(a).

“Other Agreements” means (i) the Amended and Restated Voting Agreement as of April 3, 2018 among the Company, the Roney Investors and the Rudd Investors and (ii) the Shareholders’ Agreement dated as of April 3, 2018, as amended as of February 2, 2021, among the Company and the shareholders of the Company party thereto.

“Parent” is defined in the Preamble.

“Parent Board” means the Board of Directors of Parent, composed of nine directors or such other number of directors as may be specified in the certificate of incorporation or bylaws of Parent or as determined by the Parent Board in accordance with such certificate or bylaws.

“Parent Indemnitee” is defined in Section 1.9(a).

“Parties” means Parent and the Investors.

“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, governmental entity or other entity of any kind or nature.

“Piggyback Requesting Investor” is defined in Section 1.3(a).

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the U.S. Securities Act and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means the (a) shares of Series A Stock owned of record by the Investors (whether as of the date of this Agreement or acquired by the Investors after the date of this Agreement) and (b) shares of Series A Stock issued to any Investor with respect to such securities referred to in clauses (a) and (b) by way of any share split, share dividend or other distribution, recapitalization, share exchange, share reconstruction, amalgamation, contractual control arrangement or similar event. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities has become effective under the U.S. Securities Act and such securities have been sold, transferred, disposed of or exchanged in accordance with such registration statement, (ii) such securities have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer have been delivered by Parent and subsequent public distribution of them will not require Registration under the U.S. Securities Act, (iii) such securities have ceased to be outstanding, or (iv) the Registrable Securities are saleable under Rule 144 without volume limitations under Rule 144.

“Requesting Holder” is defined in Section 1.2(d)(i).

“Resale Shelf Registration Statement” is defined in Section 1.2(a).

“Roney Investors” means the Patrick A. Roney and Laura G. Roney Trust and Sean Roney.

“Roney Representative” means Patrick A. Roney or, if he is not then living, the trustee of the Rudd Investor that owns a majority of the total Series A Stock then held by the Rudd Investors.

“Rudd Investors” means Marital Trust D under the Leslie G. Rudd Living Trust U/A/D 3/31/1999, as amended, the SLR Non-Exempt Trust U/A/D 4/21/2018 and the Rudd Foundation.

“S-3 Eligibility Date” is defined in Section 1.2(a).

“Sebastiani Investors” means Sonoma Brands II, L.P., Sonoma Brands II Select, L.P., and Sonoma Brands VWE Co-Invest, L.P.

“SEC Guidance” is defined in Section 1.2(c).

“Selling Investor” means a holder of Registrable Securities requested to be Registered pursuant to this Agreement.

“Transaction Agreement” means that certain Transaction Agreement dated February 3, 2021, as the same may be amended, among Bespoke Capital Acquisition Corp., a special purpose acquisition corporation incorporated under the Laws of the Province of British Columbia, VWE Acquisition Sub Inc., a Delaware corporation, the Company and, for the limited purposes specified therein, Bespoke Sponsor Capital LP, a Cayman Islands limited partnership, and Darrell D. Swank.

“Underwritten Takedown” means an underwritten public offering of Registrable Securities pursuant to a Resale Shelf Registration Statement, as amended or supplemented.

“Wasatch Investor” means Casing & Co. f/b/o Wasatch Microcap Fund.